                                                               Exhibit (a)(1)(A)

                             LETTER OF TRANSMITTAL

                             AVIATION GROUP, INC.

                               OFFER TO EXCHANGE

                SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK

                    FOR SHARES OF SERIES B PREFERRED STOCK

    PURSUANT TO THE JOINT PROXY STATEMENT/PROSPECTUS, DATED _________, 2000

                     AND SUPPLEMENT DATED __________, 2000


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     THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., DALLAS, TEXAS TIME, ON
 __________, 2000, UNLESS EXTENDED BY AVIATION GROUP. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.
--------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer is:

                             AVIATION GROUP, INC.

                     By Mail, Overnight or Hand Delivery:

                      700 North Pearl Street, Suite 2170
                             Dallas, Texas  75201

                             For information call:

                                Richard Morgan
                           (214) 922-8100, ext. 1102

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE DOES NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Joint Proxy Statement/Prospectus, dated _________, 2000 together with the Supplement thereto dated ___________, 2000 (collectively, the "Prospectus"), of Aviation Group, Inc., a Texas corporation ("Aviation Group") and this Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitutes Aviation Group's offer (the "Exchange Offer") to exchange one share of Series C Convertible Preferred Stock, par value $0.01 per share (each, a "Series C Share"), for each outstanding share of Series B Preferred Stock, par value $0.01 per share (each, a "Series B Share"), of Aviation Group. This Exchange Offer is being extended to all holders of the Series B Shares.

     If you decide to tender your shares, this will constitute a binding agreement between you and Aviation Group, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Series B Shares Tendered;" (2) if appropriate, check and complete the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions;" (3) sign this Letter of Transmittal by completing the box entitled "Shareholders Sign Here;" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Series B Shares Tendered" and signing below, you will have tendered your Series B Shares for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     THIS BOX TO BE COMPLETED BY ALL TENDERING HOLDERS OF SERIES B SHARES.

--------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF SERIES B SHARES TENDERED
                                      (See Instructions 3 and 4)
--------------------------------------------------------------------------------------------------------
                                                                      Shares Tendered
--------------------------------------------------------------------------------------------------------
                                                                        Total Number
                                                                          of Shares
   Name(s) and Address(es) of Registered Holder(s)                       Represented        Number of
   (Please fill in exactly as name(s) appear(s) on    Certificate            by               Shares
   share certificate(s))                               Number(s)       Certificate(s)       Tendered*
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                   Total Shares
--------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all described Shares are being tendered.
     See Instruction 4.

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 [_]  ONLY CHECK HERE AND COMPLETE THE FOLLOWING INFORMATION IF ANY OF THE
      CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10:

 Number of Shares represented by the lost or destroyed certificates:__________

--------------------------------------------------------------------------------


         SPECIAL ISSUANCE INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 4, 5, 6  AND 7)                       (SEE INSTRUCTIONS 1, 4, 5 AND 7)
 To be completed ONLY if certificates for Series B         To be completed ONLY if certificates for Series B
 Shares not tendered and/or the Series C Shares            Shares not tendered and/or the Series C Shares
 delivered pursuant to the exchange are to be issued       delivered pursuant to the exchange are to be sent to
 in the name of someone other than the undersigned.        someone other than the undersigned, or to the
                                                           undersigned at an address other than that above.

 Issue Certificates for:                                   Mail Certificates for:

   [_]  Series B Shares  [_]  Series C Shares to:            [_]  Series B Shares  [_]  Series C Shares to:

 Name: ______________________________________________      Name: ______________________________________________
                (Please Print)                                                     (Please Print)

 Address: ___________________________________________      Address: ___________________________________________

 ____________________________________________________      ____________________________________________________

 ____________________________________________________      ____________________________________________________
               (Include Zip Code)                                               (Include Zip Code)

 ____________________________________________________      ____________________________________________________

                            TAXPAYER IDENTIFICATION

-----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART I -- PLEASE PROVIDE YOUR TIN OR EMPLOYER      --------------------------------------
 FORM W-9                     IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND             Social Security Number
                              CERTIFY BY SIGNING AND DATING                       OR ----------------------------------
 Department of the            BELOW.                                                 Employer Identification Number
 Treasury Internal           ------------------------------------------------------------------------------------------
 Revenue Service Payer's      PART II -- Check the box if you are not subject to backup withholding under the
 Request for Taxpayer         provisions of section 340(A)(1)(C) of the Internal Revenue Code because either (1) you
 Identification Number        are exempt from backup withholding; (2) you have not been notified that you are subject
 ("TIN")                      to backup withholding as a result of failure to report all interest or dividends; or (3)
                              the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]
                             ------------------------------------------------------------------------------------------
                              PART III - Awaiting TIN [_]
-----------------------------------------------------------------------------------------------------------------------
 Certification -- Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.
 SIGNATURE ______________________________________________________________________   DATE _____________________________

______________________________________________________________________________________________________________________
 Name (Please Print)

______________________________________________________________________________________________________________________
 Address

______________________________________________________________________________________________________________________
 (Include Zip Code)
 _____________________________________________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR
       TIN.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments made to me thereafter will be withheld until I provide a number.

Signature: ___________________________________          Date: _______________

--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Aviation Group, Inc., a Texas corporation ("Aviation Group"), the Series B Preferred Shares, par value $0.01 per share (the "Series B Shares") described above in the box entitled "Description of Series B Shares Tendered" in exchange for one share of Aviation Group Series C Convertible Preferred Stock, par value $0.01 per share ("the Series C Shares") for each Series B Share tendered, upon the terms and subject to the conditions set forth in the Joint Proxy Statement/Prospectus dated _______, 2000 and Supplement thereto dated __________, 2000 (collectively, the "Prospectus") and this Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitute the "Exchange Offer," receipt of which is hereby acknowledged.

     Upon the terms of the Exchange Offer, upon acceptance for exchange of the Series B Shares tendered by this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Aviation Group all right, title and interest in and to all the Series B Shares that are being tendered by this Letter of Transmittal and irrevocably constitutes and appoints Aviation Group, as Exchange Agent, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Series B Shares, (a) to accept certificates for the Series B Shares and transfer ownership of such Series B Shares on Aviation Group's stock transfer books together, in any such case, with all accompanying evidences of transfer and authenticity, (b) to cause such Series B Shares to be transferred on Aviation Group's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Series B Shares, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Series B Shares and, when the same are accepted for exchange by Aviation Group, Aviation Group will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by Aviation Group to be necessary or desirable to complete the sale, assignment and transfer of the tendered Series B Shares. The undersigned has read and agreed to all the terms of the Exchange Offer.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except in accordance with the terms and conditions set forth in the Prospectus, this tender is irrevocable.

     The names and addresses of the registered holders should be printed exactly as they appear on the Series B Share Certificates tendered with this Letter of Transmittal. The certificate numbers, the number of Series B Shares represented by such Series B Share Certificates and the number of Series B Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

     The undersigned understands that the valid tender of Series B Shares pursuant to the procedures described in the Prospectus and in the Instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Aviation Group upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Series C Share Certificates and/or return any certificates for Series B Shares not tendered for exchange in the name(s) of the registered holder(s) appearing under "Description of Series B Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Series C Share Certificates and/or return any certificates for Series B Shares not tendered for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Series B Shares Tendered." In the event that both "Special Delivery Instructions" and "Special Issuance Instructions" are completed, please issue the Series C Share Certificates and/or return any certificates for Series B Shares not tendered for exchange (and any accompanying documents, as appropriate) in the name of, and deliver such Series C Share Certificates and/or return such Series B Shares (and any accompanying documents, as appropriate) to the person or persons so indicated. The undersigned recognizes that Aviation Group has no obligation pursuant to "Special Issuance Instructions" to transfer any Series B Shares from the name of the registered holder thereof if Aviation Group does not accept for exchange any of the Series B Shares so tendered.

--------------------------------------------------------------------------------
                                   IMPORTANT

                          SHAREHOLDERS MUST SIGN HERE

                          (SEE INSTRUCTIONS 1 AND 5)

 Signature(s) of Holder(s): ___________________________________________________
                                  (Sign Here)

                            ___________________________________________________
                                  (Sign Here)

 Name(s): _____________________________________________________________________
                                (Please Print)

          _____________________________________________________________________
                                (Please Print)

 Address: _____________________________________________________________________

          _____________________________________________________________________
                              (Include Zip Code)

 Daytime Area Code and Telephone No.: _________________________________________

 Dated:  ______________________, 1999

 (Must be signed by registered holder(s) as name(s) appear(s) on the Certificate(s) for the Series B Shares or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Capacity (full title): _______________________________________________________

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

 Signature of Holder(s):_______________________________________________________

 Name(s):______________________________________________________________________
                                (Please Print)

 Name of Firm:_________________________________________________________________

 Address:______________________________________________________________________

         ______________________________________________________________________
                              (Include Zip Code)

 Daytime Area Code and Telephone No.:__________________________________________

 Dated:  ______________________, 1999

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Series B Shares tendered with this Letter of Transmittal, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be completed by shareholders if certificates are to be tendered herewith. For a shareholder to validly tender Series B Shares pursuant to the Exchange Offer, a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, and any other required documents, must be received by Aviation Group at its address set forth herein prior to the expiration date and certificates for tendered Series B Shares must be received by Aviation Group at its address herein prior to the expiration date.

     THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY AVIATION GROUP. WE RECOMMEND DELIVERY BY OVERNIGHT MAIL SERVICE, BY CERTIFIED MAIL OR BY HAND DELIVERY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Series B Shares for exchange.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Series B Shares should be listed on a separate schedule attached hereto.

4. PARTIAL TENDERS. If fewer than all the Series B Shares evidenced by any certificate submitted are to be tendered, fill in the number of Series B Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Series B Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for exchange of the Series B Shares tendered with this Letter of Transmittal. All Series B Shares represented by certificates delivered to Aviation Group will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Series B Shares may be withdrawn at any time on or prior to the expiration of this Exchange Offer. In order to withdraw your tender, you must provide us with a written notice of withdrawal at the address indicated on the Letter of Transmittal, specifying your name and the number of shares being withdrawn, including the certificate number of the certificate representing the Series B Shares being withdrawn. The notice of withdrawal must be signed by the same person and in the same manner as the person who tendered the shares.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Series B Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever. If any of the Series B Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Series B Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Aviation Group of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Series B Shares listed and transmitted by this Letter of Transmittal, no endorsements of certificates or separate stock powers are required unless Series C Shares are to be issued to, or certificates for Series B Shares not tendered for exchange are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. Aviation Group will pay any stock transfer taxes with respect to the exchange of Series B Shares for Series C Shares pursuant to the Exchange Offer. If, however, Series C Shares are to be issued to, or if certificates for Series B Shares not tendered for exchange are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the registered owner will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for Series C Shares will be issued until such evidence is received by Aviation Group.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Series C Shares are to be issued in the name of, and/or certificates for Series B Shares not tendered for exchange are to be returned to, a person other than the signer of this Letter of Transmittal or if Series C Shares are to be sent and/or Series B Shares are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.


8. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Series B Shares are accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to Series B Shares exchanged in the Exchange Offer may be subject to 31% backup withholding.

     Certain holders - including, among others, corporations, financial institutions and certain foreign persons - may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

9. WAIVER OF CONDITIONS. Aviation Group reserves the absolute right in its sole discretion to waive any of the specified conditions of the Exchange Offer, in whole or in part, in the case of any Series B Shares tendered.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to Richard L. Morgan, Executive

Vice President and Chief Financial Officer of Aviation Group, Inc., at 700 North Pearl Street, Suite 2170, Dallas, Texas 75201, telephone number (214) 922-8100, ext. 1102.

11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Series B Shares has been lost, destroyed or stolen, the shareholder should promptly notify Aviation Group by checking the box immediately preceding the special issuance/special delivery instructions and indicating the number of Series B Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY AVIATION GROUP PRIOR TO THE EXPIRATION DATE.